SECOND AMENDMENT TO SECOND AMENDED

AND RESTATED CREDIT AGREEMENT

This Second Amendment to Second Amended and Restated Credit Agreement (the “Amendment”) is made as of November 2, 2006, by and among Inland Real Estate Corporation (the “Borrower”), KeyBank National Association, individually and as “Administrative Agent,” and the “Lenders” as shown on the signature pages hereof.

R E C I T A L S

A.

Borrower, Administrative Agent and the Lenders have entered into a Second Amended and Restated Credit Agreement dated as of April 22, 2005, as amended by a First Amendment thereto dated as of September 27, 2006 (as amended, the “Credit Agreement”).  All capitalized terms used herein and not otherwise defined shall have the meanings given to them in the Credit Agreement.

B.

The Borrower, Administrative Agent and the Lenders now desire to amend the Credit Agreement in order to further modify certain of the financial covenants contained therein.

NOW, THEREFORE, in consideration of the foregoing Recitals and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

AGREEMENTS

1.

The foregoing Recitals to this Amendment hereby are incorporated into and made part of this Amendment.

2.

This Amendment shall be effective from and after the date (the “Effective Date”) on which this Amendment has been executed by Borrower and the Required Lenders.

3.

As of the Effective Date, Section 6.21 of the Credit Agreement, titled Indebtedness and Cash Flow Covenants, is amended by (i) deleting the figure “$125,000,000” which appears in clause (A) of Subsection 6.21(ii) and replacing it with the figure “$200,000,000” and (ii) deleting the phrase “ten percent (10%) of Total Asset Value” which appears in clause (A) of Subsection 6.21(iii) and replacing it with the phrase “fifteen percent (15%) of Total Asset Value.”:

4.

Borrower hereby represents and warrants that, as of the Effective Date, there is no Default or Unmatured Default, the representations and warranties contained in Article V of the Credit Agreement are true and correct in all material respects as of such date and Borrower has no offsets or claims against any of the Lenders.

5.

As expressly modified as provided herein, the Credit Agreement shall continue in full force and effect.

6.

This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one agreement, and any of the parties hereto may execute this Amendment by signing any such counterpart.

IN WITNESS WHEREOF, the parties have executed and delivered this Amendment as of the date first written above.

BORROWER:

INLAND REAL ESTATE CORPORATION

By:

Print Name:

Title:

2901 Butterfield Road

Oak Brook, Illinois  60523

Attention:  Mark E. Zalatoris

Phone:  (630) 218-7351

Facsimile:  (630) 218-7350

E-mail:  zalatoris@inlandrealestate.com

ADMINISTRATIVE AGENT:

KEYBANK NATIONAL ASSOCIATION,

Individually and as Administrative Agent

By:  ____________________________________

Print Name:  _____________________________

Title:  ___________________________________

127 Public Square, 8th Floor

OH-01-27-0839

Cleveland, Ohio 44114

Attention:  Kevin Murray

Phone:  (216) 689-4660

Facsimile:  (216) 689-3566

E-mail:  Kevin_P_Murray@KeyBank.com

With a copy to:

KeyBank National Association

127 Public Square

Cleveland, Ohio  44114

Attention:

Lynn Vantaggi

Real Estate Capital Client Services

Phone:

 (216) 689-5694

Facsimile: (216) 689-3566

LENDERS:

BANK OF AMERICA, N.A.

By:

Print Name:  Ghi S. Gavin

Title:  Senior Vice President

100 North Tryon Street

NC1-007-11-15

Charlotte, NC 28255

Attention:  Real Estate Group

Phone:  (704) 388-4844

Facsimile:  (704) 333-2416

E-mail:  susan.vercauteren@bankofamerica.com

LASALLE BANK NATIONAL ASSOCIATION

By:

Print Name:

Title:

135 South LaSalle Street, Suite 1260

Chicago, Illinois  60603

Attention:  Kathryn Schad Reuther

Phone:  (312) 992-4908

Facsimile:  (312) 992-1324

E-mail:  Kathryn.Schad@abnamro.com

EUROHYPO AG, NEW YORK BRANCH

By:

Print Name:

Title:

By:

Print Name:

Title:

Head of Portfolio Operations

Eurohypo AG, New York Branch

1114 Avenue of the Americas, 29th Floor

New York, New York  10036

Phone:  (212) 479-5861

Facsimile:  (866) 267-7680

E-mail:  stephen.cox@ehy-us.com

With a copy to:

Head of Legal Department

Eurohypo AG, New York Branch

1114 Avenue of the Americas, 29th Floor

New York, NY  10036

Facsimile:  (866) 267-7680